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                                                                    EXHIBIT 21.1

        Wholly-Owned Direct Subsidiaries of AT&T Wireless Services, Inc.

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

                   Entity Name                                                 Jurisdiction
                   -----------                                                 ------------
AMT Cellular, LLC                                                                Delaware
AT&T Cellular Services, Inc.                                                     Delaware
AT&T Milwaukee JV, Inc.                                                          Delaware
AT&T Wireless Acquisition I, Inc.                                                Delaware
AT&T Wireless Flight Operations, Inc.                                           Washington
AT&T Wireless Interests, Inc.                                                    Delaware
AT&T Wireless Mobile Multimedia Services, LLC                                     Nevada
AT&T Wireless PCS, LLC                                                           Delaware
AT&T Wireless Receivables Corporation, Inc.                                      Delaware
AT&T Wireless Roadrunner, LLC                                                    Delaware
AT&T Wireless Services Equipment Company, Inc.                                   Delaware
AT&T Wireless Services JV Co.                                                    Delaware
AT&T Wireless Services NewCom JV, Inc.                                           Delaware
AT&T Wireless Services of Alaska, Inc.                                            Alaska
AT&T Wireless Services of California, LLC                                        Delaware
AT&T Wireless Services of Colombia, Inc.                                  British Virgin Islands
AT&T Wireless Services of Colorado, LLC                                          Delaware
AT&T Wireless Services of Connecticut, Inc.                                       Nevada
AT&T Wireless Services of Hawaii, Inc.                                           Wisconsin
AT&T Wireless Services of Idaho, Inc.                                              Idaho
AT&T Wireless Services of Minnesota, Inc.                                         Nevada
AT&T Wireless Services of San Antonio, Inc.                                        Texas
AT&T Wireless Services of Taiwan, Inc.                                              BVI
AT&T Wireless Services of Utah, Inc.                                              Nevada
AT&T Wireless Services of Washington, LLC                                         Oregon
AT&T Wireless Services Texas LP, Inc.                                            Delaware
ATG I, Inc.                                                                      Delaware
ATG II, Inc.                                                                     Delaware
AWG, LLC                                                                         Delaware
AWS Caribbean Holdings, Inc.                                                     St. Lucia
AWS Caribbean Services, Inc.                                                     Delaware
AWS International I S.A.R.L                                                     Luxembourg
AWS National Accounts, LLC                                                       Delaware
Cellular Mobile Systems of Missouri, Inc.                                        Missouri
Cellular Mobile Systems of Texas, Inc.                                             Texas
Cellular Services of Buffalo, Inc.                                               Delaware
Cellular Services, Inc.                                                           Nevada
Continental InterCell, Inc.                                                      Delaware
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

                   Entity Name                                                 Jurisdiction
                   -----------                                                 ------------
DFW Signal Partners                                                              Delaware
Far East Investment Company Inc.                                                 Delaware
Grand Pastures Limited                                                           Delaware
Indiana Lending, LLC                                                             Delaware
Longview Cellular, Inc.                                                          Delaware
Louisiana Mobile Systems, Inc.                                                   Delaware
MC Cellular Corporation                                                          Delaware
McCaw Cellular Communications of San Francisco/San Jose, Inc.                   California
McCaw Cellular Communications of Texas, Inc.                                       Texas
McCaw Cellular Communications, Inc.                                              Delaware
McCaw Cellular Interests, Inc.                                                  Washington
McCaw Communications of Johnstown, Inc.                                        Pennsylvania
McCaw Communications of Pittsburgh, Inc.                                       Pennsylvania
McCaw Communications of Salem, Inc.                                               Oregon
McCaw Communications of Texarkana, Inc.                                          Arkansas
McCaw Communications of Texas, Inc.                                                Texas
McCaw Communications of the Pacific, Inc.                                       California
McCaw Communications of Wheeling, Inc.                                          W. Virginia
McLang Cellular, Inc.                                                            Delaware
MediaOne India BV                                                               Netherlands
MediaOne International I BV                                                     Netherlands
MFC, Inc.                                                                        Virginia
MMJ, LLC                                                                         Delaware
MMM Holdings, Inc.                                                               Delaware
Mobility Re Insurance Company, Inc.                                               Hawaii
Monroe Cellular, Inc.                                                            Louisiana
Nevada County Cellular Corporation                                              California
NJ-2 Cellular, Inc.                                                             New Jersey
OK-3 Cellular, Inc.                                                              Oklahoma
OK-5 Cellular, Inc.                                                                Texas
Santa Barbara Cellular, Inc.                                                    California
Taiwan Investment Holdings, Inc.                                                    BVI
TeleCorp Wireless, Inc.                                                          Delaware
Tritel, Inc.                                                                     Delaware
Winston, LLC                                                                     Delaware
Wireless Holdings (Bermuda) Ltd.                                                  Bermuda
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